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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                        Amendment No. 1 to Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2004

                                 SCANSOFT, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                  000-27038                 94-3156479
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

                               9 Centennial Drive

                          Peabody, Massachusetts 01960
                          ----------------------------

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (978) 977-2000

                                      N.A.
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      On June 30, 2004, ScanSoft, Inc. (the "Registrant" or "ScanSoft") filed a report on Form 8-K to report the completion of its acquisition of Telelogue, Inc. ("Telelogue"). At that time, the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 60 days from the date of that filing. By this amendment to such Form 8-K, the Registrant hereby includes the required financial statements and pro forma financial information therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Business Acquired.

            (1) The historical financial statements of Telelogue, Inc. (Telelogue) including Telelogue's balance sheet as of December 31, 2003 and 2002, and the related statements of operations, changes in stockholders' deficit and cash flows for each of the years ended December 31, 2003 and 2002 are being filed as a component of Exhibit 99.2 to this Form 8-K/A (and are included herein).

            (2) The unaudited financial statements of Telelogue including Telelogue's unaudited balance sheet as of March 31, 2004, and the related unaudited statements of operations and cash flows for the three months ended March 31, 2004 and 2003, and changes in stockholders deficit for the three months ended March 31, 2004, are being filed as a component of Exhibit 99.2 to this Form 8-K/A (and are included herein).

      (b) Pro forma financial information.

            (1) The unaudited pro forma combined financial statements of ScanSoft, Inc. as of and for the six months ended June 30, 2004 and for the year ended December 31, 2003 giving effect to the acquisition as a purchase of Telelogue by ScanSoft are being filed as Exhibit 99.3 to this Form 8-K/A (and are included herein).

      (c) Exhibits.

          2.1# Agreement and Plan of Merger dated as of May 4, 2004, as amended on May 28, 2004 by and among Telelogue, Inc., Tennis Acquisition Corporation, ScanSoft, Inc., Pequot Venture Partners II, L.P., PVP II Telelogue Prom Note 2 Grantor Trust, Palisade Private Partnership II, L.P., and NJTC Venture Fund SBIC LP, Martin Hale as Stockholder Representative and U.S. Bank National Association as Escrow Agent.

          23.1  Consent of KPMG LLP.

          99.1# Press Release issued by ScanSoft, Inc. on May 6, 2004.

          99.2 Telelogue, Inc. Financial Statements; Telelogue, Inc. Unaudited Financial Statements.

          99.3  Unaudited Pro forma Combined Financial Statements.

          #     Previously filed.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCANSOFT, INC.

                                       By:  /s/    David A. Gerth
                                            -----------------------------------
                                            David A. Gerth, Chief Financial
                                            Officer

Date:  August 27, 2004




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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
----------        -----------
2.1#              Agreement and Plan of Merger dated as of May 4, 2004, as
                  amended on May 28, 2004, by and among Telelogue, Inc., Tennis
                  Acquisition Corporation, ScanSoft, Inc., Pequot Venture
                  Partners II, L.P., PVP II Telelogue Prom Note 2 Grantor Trust,
                  Palisade Private Partnership II, L.P., and NJTC Venture Fund
                  SBIC LP, Martin Hale as Stockholder Representative and U.S.
                  Bank National Association as Escrow Agent.

23.1              Consent of KPMG LLP.

99.1#             Press Release issued by ScanSoft, Inc. on May 6, 2004.

99.2              Telelogue, Inc. Financial Statements; Telelogue, Inc.
                  Unaudited Financial Statements.

99.3              Unaudited Pro forma Combined Financial Statements.

#  Previously filed.




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